UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-8443

Legg Mason Partners Variable Portfolios I, Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: December 31

Date of reporting period: December 31, 2006

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT

DECEMBER 31, 2006

Legg Mason Partners

Variable Global High Yield Bond Portfolio

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners

Variable Global High Yield Bond Portfolio

Annual Report  •  December 31, 2006

What’s

Inside

Fund Objective

The Fund seeks to maximize total return, consistent with the preservation of capital. This objective may be changed without shareholder approval.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

U.S. economic growth was mixed during the 12-month reporting period. After gross domestic product (“GDP”)i expanded 1.7% in the fourth quarter of 2005, the economy then rebounded sharply in the first quarter of 2006. Over this period, GDP rose 5.6%, its best showing since the third quarter of 2003. In the second quarter of 2006, GDP growth was 2.6% and it further moderated to 2.0% in the third quarter. The economy then strengthened in the fourth quarter, due largely to increased consumer spending. Over this time, the advance estimate for GDP growth was 3.5%.

After increasing the federal funds rateii to 5.25% in June—its 17th consecutive rate hike—the Federal Reserve Board (“Fed”)iii paused from raising rates at its next five meetings. In its statement accompanying the January 2007 meeting, the Fed stated, “Recent indicators have suggested somewhat firmer economic growth, and some tentative signs of stabilization have appeared in the housing market. Readings on core inflation have improved modestly in recent months, and inflation pressures seem likely to moderate over time.”

During the reporting period, short- and long-term Treasury yields experienced periods of significant volatility. After peaking in late June—with two- and 10-year Treasuries hitting 5.29% and 5.25%, respectively—rates fell sharply as the Fed paused from its tightening cycle. In addition, inflationary pressures eased as oil prices fell after reaching a record high in mid-July. Overall, during the 12 months ended December 31, 2006, two-year Treasury yields increased to 4.82% versus 4.41% when the reporting period began. Over the same period, 10-year Treasury yields moved from 4.39% to 4.71%. Looking at the 12-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexiv, returned 4.33%.

Legg Mason Partners Variable Global High Yield Bond Portfolio         I

Strong demand from investors seeking incremental returns, solid corporate profits and low default rates helped high yield bonds generate positive returns during the reporting period. While there were several high profile company specific issues, they were not enough to drag down the overall high yield market. During the 12-month period ended December 31, 2006, the Citigroup High Yield Market Indexv returned 11.85%.

Despite periods of weakness, emerging markets debt generated strong results over the 12-month period, as the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned 9.88%. An expanding global economy, solid domestic spending and a pause in U.S. interest rate hikes supported many emerging market countries.

Please read on for a more detailed look at prevailing economic and market conditions during the Portfolio’s fiscal year and to learn how those conditions have affected Portfolio performance.

Special Shareholder Notices

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Portfolio’s investment manager and Western Asset Management Company (“Western Asset”) became the Portfolio’s subadviser. The portfolio managers who are responsible for the day-to-day management of the Portfolio remained the same immediately prior to and immediately after the date of these changes. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc.

Prior to September 1, 2006 the Portfolio operated under the name Legg Mason Partners Variable High Yield Bond Portfolio and prior to May 1, 2006 the Portfolio operated under the name Salomon Brothers Variable High Yield Bond Fund. There was no change in the Portfolio’s investment objective or investment policies as a result of the name change.

Information About Your Portfolio

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Portfolio’s manager have, in

II         Legg Mason Partners Variable Global High Yield Bond Portfolio

recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Portfolio’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Portfolio is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Portfolio is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

January 31, 2007

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iii

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.

vi

JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

Legg Mason Partners Variable Global High Yield Bond Portfolio         III

Portfolio Overview

Q. What were the overall market conditions during the Portfolio’s reporting period?

A. The economy weakened during the period due, in part, to the lagged effect of higher short-term interest rates and a rapidly cooling housing market. Inflationary pressures intensified during the first half of the reporting period. However, as oil prices retreated from their July record high and housing prices moderated, inflation became less of an issue. The Federal Reserve Board (“Fed”)i boosted its target federal funds rateii from 4.25% when the reporting period began to 5.25% in June 2006. The Fed then held rates steady during the remainder of the year.

Turning to the bond market, the Treasury yield curveiii flattened in 2006, as the difference between short- and long-term yields narrowed. Throughout much of 2006, the Treasury yield curve was inverted, with two-year Treasury yields surpassing their 10-year counterparts. Historically, this anomaly has often been a precursor of slowing economic growth and, in many cases, a recession.

High yield bonds performed very well during the fiscal year. Continued strong corporate profits, low default rates and solid demand helped the asset class outperform the overall bond market during the 12-month period ended December 31, 2006. Over that period, the Citigroup High Yield Market Indexiv gained 11.85% and the Lehman Brothers U.S. Aggregate Indexv rose 4.33%.

Performance Update

For the 12 months ended December 31, 2006, Class I shares of the Legg Mason Partners Variable Global High Yield Bond Portfolio1 returned 10.64%. These shares outperformed the Lipper Variable High Current Yield Funds Category Average,2 which increased 9.96%. The Portfolio’s unmanaged benchmark, the Citigroup High Yield Market Index, returned 11.85% for the same period.

[1]

The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges, and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

[2]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 100 funds in the Portfolio’s Lipper category.

Legg Mason Partners Variable Global High Yield Bond Portfolio 2006 Annual Report         1

Performance Snapshot as of December 31, 2006 (unaudited)

	6 months	12 months
Variable Global High Yield Bond Portfolio[1] — Class I Shares	8.13%	10.64%

Citigroup High Yield Market Index	8.74%	11.85%

Lipper Variable High Current Yield Funds Category Average	7.25%	9.96%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

The 30-Day SEC Yields for Class I and Class II were 7.49% and 7.13%, respectively. Current reimbursements and/or fee waivers are voluntary and may be reduced or terminated at any time. Absent these reimbursements or waivers, the 30-Day SEC Yields for Class I and Class II would have been 7.49% and 7.08%, respectively.

Portfolio returns assume the reinvestment of all distributions including returns of capital, if any, at net asset value and the deduction of all Portfolio expenses. Class II shares returned 7.96% over the six months ended December 31, 2006. Class II shares returned 10.34% over the twelve months ended December 31, 2006.

Performance figures reflect reimbursement and/or fee waivers, without which performance would have been lower.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 105 funds for the six-month period and among the 100 funds for the 12-month period in the Portfolio’s Lipper category.

Q. What were the most significant factors affecting Portfolio performance?

What were the leading contributors to performance?

A. We continued to conduct extensive research to identify securities that we believed offered attractive risk/reward characteristics. Over the period, our overweight to media/cable bonds enhanced results as they generated solid results. Elsewhere, underweights to the utility and technology sectors were beneficial to performance as they lagged the overall high yield market.

What were the leading detractors from performance?

A. During the period lower quality issuers, those issuers rated CCC and below, significantly outperformed the broader high yield market. The Portfolio’s underweight to lower quality issuers hurt relative performance. In addition, the Portfolio’s underweight to auto and overweight to energy companies detracted from performance.

Q. Were there any significant changes to the Portfolio during the reporting period?

A. After assuming management responsibility for the Portfolio, our high yield team endeavored to make the Portfolio more sensitive to the favorable high yield environment.

[1]

The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges, and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

2         Legg Mason Partners Variable Global High Yield Bond Portfolio 2006 Annual Report

Thank you for your investment in the Legg Mason Partners Variable Global High Yield Bond Portfolio. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Portfolio’s investment goals.

Sincerely,

Western Asset Management Company

January 20, 2007

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Portfolio’s top five sector holdings (as a percentage of net assets) as of December 31, 2006 were: Media (10.7%), Oil, Gas & Consumable Fuels (9.6%), Diversified Financial Services (7.8%), Diversified Telecommunication Services (5.9%) and Hotels, Restaurants & Leisure (5.9%). The Portfolio’s composition is subject to change at any time.

RISKS: High yield bonds involve greater credit and liquidity risks than investment grade bonds. As interest rates rise, bond prices fall, reducing the value of the Portfolio’s share price. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. The Portfolio’s may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance. Please see the Portfolio’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

iv	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.

[v]

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of Government, Corporate, Mortgage and Asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

Legg Mason Partners Variable Global High Yield Bond Portfolio 2006 Annual Report         3

Fund at a Glance (unaudited)

4         Legg Mason Partners Variable Global High Yield Bond Portfolio 2006 Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2006 and held for the six months ended December 31, 2006.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(3)	Expenses Paid During the Period(4)
Class I	8.13%	$1,000.00	$1,081.30	0.95%	$4.98

Class II	7.96	1,000.00	1,079.60	1.30	6.81

(1)	For the six months ended December 31, 2006.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	The expense ratios do not include the non-recurring restructuring and/or reorganization fees.

(4)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners Variable Global High Yield Bond Portfolio 2006 Annual Report         5

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(2)	Expenses Paid During the Period(3)
Class I	5.00%	$1,000.00	$1,020.42	0.95%	$4.84

Class II	5.00	1,000.00	1,018.65	1.30	6.61

(1)	For the six months ended December 31, 2006.

(2)	The expense ratios do not include the non-recurring restructuring and/or reorganization fees.

(3)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

6         Legg Mason Partners Variable Global High Yield Bond Portfolio 2006 Annual Report

Fund Performance

Average Annual Total Returns(1) (unaudited)

	Class I	Class II
Twelve Months Ended 12/31/06	10.64%	10.34%

Five Years Ended 12/31/06	11.20	N/A

Inception* through 12/31/06	7.61	8.46

Cumulative Total Return(1) (unaudited)
Class I (Inception* through 12/31/06)	88.88%

Class II (Inception* through 12/31/06)	26.02

(1)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

*	Inception dates for Class I and II shares are May 1, 1998 and February 26, 2004, respectively.

Legg Mason Partners Variable Global High Yield Bond Portfolio 2006 Annual Report         7

Historical Performance (unaudited)

Value of $10,000 Invested in Class I Shares of the Legg Mason Partners Variable Global High Yield Bond Portfolio vs. Citigroup High Yield Market Index†

†	Hypothetical illustration of $10,000 invested in Class I shares at inception on May 1, 1998, assuming reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2006. The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities. The Index is unmanaged and not subject to the same management and trading expenses as a mutual fund. The performance of the Fund’s other class may be greater or less than the Class I shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class. Please note that an investor cannot invest directly in an Index.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

8         Legg Mason Partners Variable Global High Yield Bond Portfolio 2006 Annual Report

Schedule of Investments (December 31, 2006)

LEGG MASON PARTNERS VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

Face Amount	Security	Value

CORPORATE BONDS & NOTES — 91.7%
Aerospace & Defense — 1.5%
$440,000	Alliant Techsystems Inc., Senior Subordinated Notes, 6.750% due 4/1/16	$441,100
	DRS Technologies Inc., Senior Subordinated Notes:
200,000	6.875% due 11/1/13	202,500
315,000	6.625% due 2/1/16	318,938
25,000	7.625% due 2/1/18	25,875
	L-3 Communications Corp., Senior Subordinated Notes:
380,000	7.625% due 6/15/12	395,200
130,000	6.375% due 10/15/15	129,350
270,000	TransDigm Inc., 7.750% due 7/15/14	279,450

	Total Aerospace & Defense	1,792,413

Airlines — 0.2%
	Continental Airlines Inc.:
260,000	Notes, 8.750% due 12/1/11	263,250
11,636	Pass-Through Certificates, Series 1998-1, Class C, 6.541% due 3/15/08	11,658

	Total Airlines	274,908

Auto Components — 1.3%
500,000	Keystone Automotive Operations Inc., Senior Subordinated Notes, 9.750% due 11/1/13	497,500
	TRW Automotive Inc.:
149,000	Senior Notes, 9.375% due 2/15/13	160,547
50,000	Senior Subordinated Notes, 11.000% due 2/15/13	55,063
	Visteon Corp., Senior Notes:
485,000	8.250% due 8/1/10	475,300
410,000	7.000% due 3/10/14	360,800

	Total Auto Components	1,549,210

Automobiles — 2.5%
	Ford Motor Co.:
	Debentures:
130,000	8.875% due 1/15/22	113,750
75,000	8.900% due 1/15/32	67,688
1,695,000	Notes, 7.450% due 7/16/31	1,339,050
50,000	Senior Notes, 4.950% due 1/15/08	49,167
	General Motors Corp.:
270,000	Notes, 7.200% due 1/15/11	262,575
	Senior Debentures:
150,000	8.250% due 7/15/23	140,250
1,130,000	8.375% due 7/15/33	1,050,900

	Total Automobiles	3,023,380

Beverages — 0.3%
370,000	Constellation Brands Inc., Senior Notes, 7.250% due 9/1/16	382,025

See Notes to Financial Statements.

Legg Mason Partners Variable Global High Yield Bond Portfolio 2006 Annual Report         9

Schedule of Investments (December 31, 2006) (continued)

Face Amount	Security	Value

Building Products — 1.9%
	Associated Materials Inc.:
$200,000	Senior Discount Notes, step bond to yield 16.339% due 3/1/14	$136,000
540,000	Senior Subordinated Notes, 9.750% due 4/15/12	558,900
540,000	Jacuzzi Brands Inc., Senior Secured Notes, 9.625% due 7/1/10	576,450
220,000	Nortek Inc., Senior Subordinated Notes, 8.500% due 9/1/14	216,700
1,150,000	NTK Holdings Inc., Senior Discount Notes, step bond to yield 10.657% due 3/1/14	810,750

	Total Building Products	2,298,800

Capital Markets — 0.6%
163,000	BCP Crystal U.S. Holdings Corp., Senior Subordinated Notes, 9.625% due 6/15/14	180,930
	E*TRADE Financial Corp., Senior Notes:
325,000	7.375% due 9/15/13	339,625
150,000	7.875% due 12/1/15	160,125

	Total Capital Markets	680,680

Chemicals — 2.4%
150,000	Arco Chemical Co., Debentures, 9.800% due 2/1/20	174,000
235,000	Chemtura Corp., Senior Notes, 6.875% due 6/1/16	227,362
200,000	Equistar Chemicals LP, Senior Notes, 10.625% due 5/1/11	214,000
570,000	Georgia Gulf Corp., Senior Notes, 9.500% due 10/15/14 (a)	558,600
	Huntsman International LLC:
46,000	Senior Notes, 9.875% due 3/1/09	47,610
170,000	Senior Subordinated Notes, 7.875% due 11/15/14 (a)	172,125
	Lyondell Chemical Co.:
	Senior Notes:
150,000	8.000% due 9/15/14	156,375
125,000	8.250% due 9/15/16	131,875
	Senior Secured Notes:
165,000	11.125% due 7/15/12	178,200
10,000	10.500% due 6/1/13	11,050
75,000	Methanex Corp., Senior Notes, 8.750% due 8/15/12	81,938
160,000	Millennium America Inc., Senior Notes, 9.250% due 6/15/08	166,000
390,000	Montell Finance Co. BV, Debentures, 8.100% due 3/15/27 (a)	372,450
49,000	Rhodia SA, Senior Notes, 10.250% due 6/1/10	56,105
345,000	Westlake Chemical Corp., Senior Notes, 6.625% due 1/15/16	335,512

	Total Chemicals	2,883,202

Commercial Services & Supplies — 2.1%
90,000	Aleris International Inc., Senior Subordinated Notes, 10.000% due 12/15/16 (a)	90,675
90,000	Allied Security Escrow Corp., Senior Subordinated Notes, 11.375% due 7/15/11	92,700
	Allied Waste North America Inc., Senior Notes:
50,000	7.875% due 4/15/13	51,813
	Series B:
50,000	8.500% due 12/1/08	52,813
117,000	9.250% due 9/1/12	124,897
225,000	7.375% due 4/15/14	225,000
100,000	7.250% due 3/15/15	100,625

See Notes to Financial Statements.

10         Legg Mason Partners Variable Global High Yield Bond Portfolio 2006 Annual Report

Schedule of Investments (December 31, 2006) (continued)

Face Amount	Security	Value

Commercial Services & Supplies — 2.1% (continued)
$50,000	Brand Services Inc., Senior Notes, 12.000% due 10/15/12	$55,419
	Corrections Corporation of America:
75,000	Senior Notes, 6.750% due 1/31/14	76,125
250,000	Senior Subordinated Notes, 6.250% due 3/15/13	249,062
505,000	DynCorp International LLC/DIV Capital Corporation, Senior Subordinated Notes, Series B, 9.500% due 2/15/13	537,825
335,000	Rental Services Corp., Senior Bonds, 9.500% due 12/1/14 (a)	347,562
125,000	Safety-Kleen Services Inc., Senior Subordinated Notes, 9.250% due 6/1/08 (b)(c)	125
540,000	Windstream Corp., Senior Notes, 8.625% due 8/1/16 (a)	594,000

	Total Commercial Services & Supplies	2,598,641

Communications Equipment — 0.5%
670,000	Lucent Technologies Inc., Debentures, 6.450% due 3/15/29	621,425

Consumer Finance — 4.2%
	Ford Motor Credit Co.:
	Notes:
445,000	6.625% due 6/16/08	444,848
420,000	9.824% due 4/15/12 (d)	445,643
380,000	7.000% due 10/1/13	363,369
	Senior Notes:
585,000	9.875% due 8/10/11	626,250
227,500	8.110% due 1/13/12 (d)	225,711
280,000	8.000% due 12/15/16	277,149
	General Motors Acceptance Corp., Notes:
680,000	6.875% due 8/28/12	699,052
1,750,000	8.000% due 11/1/31	2,014,952

	Total Consumer Finance	5,096,974

Containers & Packaging — 2.3%
255,000	Berry Plastics Holding Corp., Senior Secured Notes, 8.875% due 9/15/14 (a)	260,100
900,000	Graham Packaging Co. Inc., Senior Subordinated Notes, 9.875% due 10/15/14	913,500
	Graphic Packaging International Corp.:
135,000	Senior Notes, 8.500% due 8/15/11	140,400
440,000	Senior Subordinated Notes, 9.500% due 8/15/13	466,400
175,000	JSG Funding PLC, Senior Notes, 9.625% due 10/1/12	186,375
	Owens-Brockway Glass Container Inc.:
275,000	Senior Notes, 8.250% due 5/15/13	285,656
150,000	Senior Secured Notes, 7.750% due 5/15/11	154,875
165,000	Plastipak Holdings Inc., Senior Notes, 8.500% due 12/15/15 (a)	172,425
120,000	Radnor Holdings Corp., Senior Notes, 11.000% due 3/15/10 (b)	900
175,000	Smurfit-Stone Container Enterprises Inc., Senior Notes, 8.375% due 7/1/12	172,375

	Total Containers & Packaging	2,753,006

Diversified Consumer Services — 1.7%
220,000	Education Management LLC/Education Management Corp., Senior Notes, 8.750% due 6/1/14 (a)	228,800

See Notes to Financial Statements.

Legg Mason Partners Variable Global High Yield Bond Portfolio 2006 Annual Report         11

Schedule of Investments (December 31, 2006) (continued)

Face Amount	Security	Value

Diversified Consumer Services — 1.7% (continued)
	Hertz Corp.:
$475,000	Senior Notes, 8.875% due 1/1/14 (a)	$499,938
950,000	Senior Subordinated Notes, 10.500% due 1/1/16 (a)	1,049,750
	Service Corp. International:
70,000	Debentures, 7.875% due 2/1/13	74,025
135,000	Senior Notes, 7.625% due 10/1/18	143,775

	Total Diversified Consumer Services	1,996,288

Diversified Financial Services — 7.8%
450,000	Basell AF SCA, Senior Secured Subordinated Second Priority Notes, 8.375% due 8/15/15 (a)	464,625
280,000	CCM Merger Inc., Notes, 8.000% due 8/1/13 (a)	275,100
	CitiSteel USA Inc., Senior Secured Notes:
520,000	12.949% due 9/1/10 (d)	540,800
95,000	15.000% due 10/1/10 (a)(e)	107,825
3,740,000	Dow Jones CDX HY, Series 7-T3, 8.000% due 12/29/11 (a)	3,805,450
114,000	Global Cash Access LLC/Global Cash Finance Corp., Senior Subordinated Notes, 8.750% due 3/15/12	120,270
195,000	Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC, Senior Secured Notes, 9.750% due 11/15/14 (a)	198,656
335,000	Idearc Inc., Senior Notes, 8.000% due 11/15/16 (a)	341,700
620,000	JPMorgan Chase London, zero coupon bond to yield 9.312% due 11/8/07 (a)	579,524
225,000	Milacron Escrow Corp., Senior Secured Notes, 11.500% due 5/15/11	214,875
500,000	Standard Aero Holdings Inc., 8.250% due 9/1/14	507,500
766,090	Targeted Return Index Securities (TRAINS), Secured Notes, Series HY-1-2006, 7.548% due 5/1/16 (a)	783,080
255,000	UCAR Finance Inc., Senior Notes, 10.250% due 2/15/12	269,981
200,000	UGS Corp., Senior Subordinated Notes, 10.000% due 6/1/12	219,000
1,000,000	Vanguard Health Holdings Co. II LLC, Senior Subordinated Notes, 9.000% due 10/1/14	1,017,500

	Total Diversified Financial Services	9,445,886

Diversified Telecommunication Services — 5.9%
	Cincinnati Bell Inc.:
560,000	Senior Notes, 7.000% due 2/15/15	563,500
135,000	Senior Subordinated Notes, 8.375% due 1/15/14	139,388
20,000	Cincinnati Bell Telephone Co., Senior Debentures, 6.300% due 12/1/28	18,100
	Citizens Communications Co., Senior Notes:
125,000	7.875% due 1/15/27 (a)	126,875
350,000	9.000% due 8/15/31	381,500
	Hawaiian Telcom Communications Inc.:
90,000	Senior Notes, Series B, 10.889% due 5/1/13 (d)	90,450
615,000	Senior Subordinated Notes, Series B, 12.500% due 5/1/15	647,287
285,000	Inmarsat Finance PLC, 7.625% due 6/30/12	295,687
	Intelsat Bermuda Ltd., Senior Notes:
450,000	9.250% due 6/15/16 (a)	486,000
655,000	11.250% due 6/15/16 (a)	722,137

See Notes to Financial Statements.

12         Legg Mason Partners Variable Global High Yield Bond Portfolio 2006 Annual Report

Schedule of Investments (December 31, 2006) (continued)

Face Amount	Security	Value

Diversified Telecommunication Services — 5.9% (continued)
$245,000	Intelsat Ltd., Notes, 7.625% due 4/15/12	$229,688
210,000	Level 3 Communications Inc., Senior Notes, 11.500% due 3/1/10	223,650
	Level 3 Financing Inc., Senior Notes:
150,000	11.800% due 3/15/11 (d)	159,375
230,000	9.250% due 11/1/14 (a)	235,750
325,000	Nordic Telephone Co. Holdings, Senior Notes, 8.875% due 5/1/16 (a)	349,375
	NTL Cable PLC, Senior Notes:
100,000	8.750% due 4/15/14	105,125
320,000	9.125% due 8/15/16	339,600
49,000	PanAmSat Corp., Senior Notes, 9.000% due 8/15/14	52,001
	Qwest Communications International Inc., Senior Notes:
30,000	7.500% due 2/15/14	31,050
100,000	Series B, 7.500% due 2/15/14	103,500
	Qwest Corp.:
945,000	Debentures, 6.875% due 9/15/33	907,200
65,000	Notes 8.875% due 3/15/12	72,719
720,000	Senior Notes 7.500% due 10/1/14	766,800
75,000	Wind Acquisition Finance SA, Senior Bond, 10.750% due 12/1/15 (a)	85,688

	Total Diversified Telecommunication Services	7,132,445

Electric Utilities — 1.0%
125,000	Allegheny Energy Supply Co. LLC, Senior Notes, 8.250% due 4/15/12 (a)	137,813
290,000	IPALCO Enterprises Inc., Secured Notes, 8.625% due 11/14/11	316,825
379,834	Midwest Generation LLC, Pass-Through Certificates, Series B, 8.560% due 1/2/16	419,004
270,000	Orion Power Holdings Inc., Senior Notes, 12.000% due 5/1/10	307,800

	Total Electric Utilities	1,181,442

Electronic Equipment & Instruments — 0.3%
	NXP BV/NXP Funding LLC:
85,000	Senior Notes, 9.500% due 10/15/15 (a)	87,550
260,000	Senior Secured Bond, 7.875% due 10/15/14 (a)	270,075

	Total Electronic Equipment & Instruments	357,625

Energy Equipment & Services — 1.8%
340,000	Complete Production Services Inc., Senior Notes, 8.000% due 12/15/16 (a)	350,200
319,000	Dresser-Rand Group Inc., Senior Subordinated Notes, 7.375% due 11/1/14	322,987
145,000	Geokinetics Inc., Secured Notes, 11.860% due 12/15/12 (a)(d)	146,450
500,000	GulfMark Offshore Inc., Senior Subordinated Notes, 7.750% due 7/15/14	512,500
375,000	Hanover Compressor Co., Senior Subordinated Notes, 8.625% due 12/15/10	393,750
130,000	Pride International Inc., Senior Notes, 7.375% due 7/15/14	134,875
300,000	Sonat Inc., Notes, 7.625% due 7/15/11	319,500

	Total Energy Equipment & Services	2,180,262

Food Products — 0.4%
	Dole Food Co. Inc.:
100,000	Debentures, 8.750% due 7/15/13	97,500
415,000	Senior Notes, 7.250% due 6/15/10	397,363

	Total Food Products	494,863

See Notes to Financial Statements.

Legg Mason Partners Variable Global High Yield Bond Portfolio 2006 Annual Report         13

Schedule of Investments (December 31, 2006) (continued)

Face Amount	Security	Value

Gas Utilities — 0.5%
$615,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes, 6.875% due 12/15/13	$605,775

Health Care Providers & Services — 4.2%
150,000	AmeriPath Inc., Senior Subordinated Notes, 10.500% due 4/1/13	163,125
175,000	Community Health Systems Inc., Senior Subordinated Notes, 6.500% due 12/15/12	173,250
550,000	DaVita Inc., Senior Subordinated Notes, 7.250% due 3/15/15	563,750
200,000	Genesis HealthCare Corp., Senior Subordinated Notes, 8.000% due 10/15/13	209,500
	HCA Inc.:
1,080,000	Debentures, 7.500% due 11/15/95	817,687
100,000	Notes, 6.375% due 1/15/15	85,000
	Senior Notes:
130,000	6.300% due 10/1/12	119,275
7,000	6.250% due 2/15/13	6,213
150,000	6.500% due 2/15/16	127,125
	Senior Secured Notes:
340,000	9.250% due 11/15/16 (a)	365,075
305,000	9.625% due 11/15/16 (a)	328,637
250,000	IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes, 8.750% due 6/15/14	254,375
325,000	Psychiatric Solutions Inc., Senior Subordinated Notes, 7.750% due 7/15/15	325,813
	Tenet Healthcare Corp., Senior Notes:
232,000	7.375% due 2/1/13	214,310
950,000	9.875% due 7/1/14	971,375
120,000	6.875% due 11/15/31	96,900
300,000	Triad Hospitals Inc., Senior Subordinated Notes, 7.000% due 11/15/13	303,375

	Total Health Care Providers & Services	5,124,785

Hotels, Restaurants & Leisure — 5.9%
300,000	Boyd Gaming Corp., Senior Subordinated Notes, 6.750% due 4/15/14	300,750
	Caesars Entertainment Inc.:
105,000	Senior Notes, 7.000% due 4/15/13	107,544
	Senior Subordinated Notes:
50,000	9.375% due 2/15/07	50,188
100,000	8.125% due 5/15/11	105,125
175,000	Carrols Corp., Senior Subordinated Notes, 9.000% due 1/15/13	179,812
260,000	Choctaw Resort Development Enterprise, Senior Notes, 7.250% due 11/15/19 (a)	261,300
160,000	Denny’s Holdings Inc., Senior Notes, 10.000% due 10/1/12	169,600
165,000	El Pollo Loco Inc., Senior Notes, 11.750% due 11/15/13	179,850
320,000	Harrah’s Operating Co. Inc., 6.500% due 6/1/16	286,997
175,000	Herbst Gaming Inc., Senior Subordinated Notes, 8.125% due 6/1/12	179,375
425,000	Hilton Hotels Corp., Notes, 7.625% due 12/1/12	452,625
815,000	Inn of the Mountain Gods Resort & Casino, Senior Notes, 12.000% due 11/15/10	884,275
495,000	Isle of Capri Casinos Inc., Senior Subordinated Notes, 7.000% due 3/1/14	495,000
175,000	Las Vegas Sands Corp., Senior Notes, 6.375% due 2/15/15	170,406

See Notes to Financial Statements.

14         Legg Mason Partners Variable Global High Yield Bond Portfolio 2006 Annual Report

Schedule of Investments (December 31, 2006) (continued)

Face Amount	Security	Value

Hotels, Restaurants & Leisure — 5.9% (continued)
	MGM MIRAGE Inc.:
$410,000	7.625% due 1/15/17	$413,075
	Senior Notes:
360,000	8.500% due 9/15/10	387,000
25,000	6.750% due 9/1/12	24,750
40,000	6.625% due 7/15/15	38,300
45,000	Senior Subordinated Notes, 8.375% due 2/1/11	46,913
	Mohegan Tribal Gaming Authority, Senior Subordinated Notes:
150,000	7.125% due 8/15/14	152,813
125,000	6.875% due 2/15/15	125,938
500,000	Penn National Gaming Inc., Senior Subordinated Notes, 6.750% due 3/1/15	492,500
	Pinnacle Entertainment Inc., Senior Subordinated Notes:
75,000	8.250% due 3/15/12	76,125
100,000	8.750% due 10/1/13	106,500
50,000	River Rock Entertainment Authority, Senior Notes, 9.750% due 11/1/11	53,250
200,000	Sbarro Inc., Senior Notes, 11.000% due 9/15/09	204,000
225,000	Seneca Gaming Corp., Senior Notes, 7.250% due 5/1/12	230,062
	Station Casinos Inc.:
	Senior Notes:
40,000	6.000% due 4/1/12	38,150
415,000	7.750% due 8/15/16	420,187
	Senior Subordinated Notes:
65,000	6.875% due 3/1/16	58,663
70,000	6.625% due 3/15/18	60,375
200,000	Turning Stone Casino Resort Enterprise, Senior Notes, 9.125% due 12/15/10 (a)	206,000
45,000	Wimar Opco LLC, Senior Subordinated Notes, 9.625% due 12/15/14 (a)	44,775
105,000	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 1st Mortgage, 6.625% due 12/1/14	104,869

	Total Hotels, Restaurants & Leisure	7,107,092

Household Durables — 2.6%
35,000	American Greetings Corp., Senior Notes, 7.375% due 6/1/16	36,137
	Beazer Homes USA Inc., Senior Notes:
35,000	6.875% due 7/15/15	34,475
595,000	8.125% due 6/15/16	633,675
	Interface Inc.:
500,000	Senior Notes, 10.375% due 2/1/10	555,000
150,000	Senior Subordinated Notes, 9.500% due 2/1/14	158,250
	K Hovnanian Enterprises Inc., Senior Notes:
165,000	7.500% due 5/15/16	166,650
595,000	8.625% due 1/15/17	636,650
670,000	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11	696,800
140,000	Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes, step bond to yield 9.343% due 9/1/12	119,000
100,000	Sealy Mattress Co., Senior Subordinated Notes, 8.250% due 6/15/14	105,000

	Total Household Durables	3,141,637

See Notes to Financial Statements.

Legg Mason Partners Variable Global High Yield Bond Portfolio 2006 Annual Report         15

Schedule of Investments (December 31, 2006) (continued)

Face Amount	Security	Value

Household Products — 0.5%
	Nutro Products Inc.:
$40,000	Senior Notes, 9.400% due 10/15/13 (a)(d)	$41,600
185,000	Senior Subordinated Notes, 10.750% due 4/15/14 (a)	203,038
	Spectrum Brands Inc., Senior Subordinated Notes:
165,000	8.500% due 10/1/13	155,100
91,000	7.375% due 2/1/15	79,170
150,000	Visant Holding Corp., Senior Notes, 8.750% due 12/1/13	155,250

	Total Household Products	634,158

Independent Power Producers & Energy Traders — 3.4%
110,000	AES China Generating Co., Ltd., Class A, 8.250% due 6/26/10	110,066
	AES Corp.:
	Senior Notes:
50,000	9.500% due 6/1/09	53,750
250,000	9.375% due 9/15/10	272,812
330,000	8.875% due 2/15/11	355,575
65,000	7.750% due 3/1/14	68,900
70,000	Senior Secured Notes, 9.000% due 5/15/15 (a)	75,600
150,000	Calpine Generating Co. LLC, Senior Secured Notes, 14.370% due 4/1/11 (b)(d)	162,000
	Dynegy Holdings Inc.:
250,000	Senior Debentures, 7.625% due 10/15/26	243,750
320,000	Senior Notes, 8.375% due 5/1/16	337,600
	Edison Mission Energy, Senior Notes:
125,000	7.730% due 6/15/09	130,000
50,000	7.500% due 6/15/13	52,500
290,000	7.750% due 6/15/16	308,850
	Mirant Americas Generation LLC, Senior Notes:
300,000	8.300% due 5/1/11	309,000
30,000	9.125% due 5/1/31	31,950
195,000	Mirant North America LLC, Senior Notes, 7.375% due 12/31/13	198,900
	NRG Energy Inc., Senior Notes:
125,000	7.250% due 2/1/14	126,250
1,170,000	7.375% due 2/1/16	1,178,775
55,000	7.375% due 1/15/17	55,275

	Total Independent Power Producers & Energy Traders	4,071,553

Industrial Conglomerates — 0.4%
154,000	Koppers Inc., Senior Notes, 9.875% due 10/15/13	168,245
250,000	Sequa Corp., Senior Notes, 9.000% due 8/1/09	268,750

	Total Industrial Conglomerates	436,995

Insurance — 0.6%
650,000	Crum & Forster Holdings Corp., Senior Notes, 10.375% due 6/15/13	706,875

Internet & Catalog Retail — 0.3%
130,000	Brookstone Co. Inc., Senior Secured Notes, 12.000% due 10/15/12	127,725
245,000	FTD Inc., Senior Subordinated Notes, 7.750% due 2/15/14	246,531

	Total Internet & Catalog Retail	374,256

See Notes to Financial Statements.

16         Legg Mason Partners Variable Global High Yield Bond Portfolio 2006 Annual Report

Schedule of Investments (December 31, 2006) (continued)

Face Amount	Security	Value

IT Services — 0.8%
	SunGard Data Systems Inc.:
$232,000	Senior Notes, 9.125% due 8/15/13	$244,760
715,000	Senior Subordinated Notes, 10.250% due 8/15/15	766,838

	Total IT Services	1,011,598

Leisure Equipment & Products — 0.2%
305,000	WMG Acquisition Corp., Senior Subordinated Notes, 7.375% due 4/15/14	303,475

Machinery — 0.6%
250,000	Case New Holland Inc., Senior Notes, 7.125% due 3/1/14	255,000
15,000	Mueller Group Inc., Senior Subordinated Notes, 10.000% due 5/1/12	16,388
550,000	Mueller Holdings Inc., Senior Discount Notes, step bond to yield 11.261% due 4/15/14	497,750

	Total Machinery	769,138

Media — 10.7%
	Affinion Group Inc.:
640,000	Senior Notes, 10.125% due 10/15/13	681,600
85,000	Senior Subordinated Notes, 11.500% due 10/15/15	90,313
	AMC Entertainment Inc.:
55,000	Senior Notes, Series B, 8.625% due 8/15/12	57,819
705,000	Senior Subordinated Notes, 11.000% due 2/1/16	794,887
14,000	CCH I Holdings LLC, Senior Notes, 11.000% due 10/1/15	14,385
	CCH I Holdings LLC/CCH I Holdings Capital Corp.:
35,000	Senior Accreting Notes, step bond to yield 17.441% due 1/15/15	31,675
335,000	Senior Notes, 11.750% due 5/15/14	304,012
540,000	CCH I LLC/CCH Capital Corp., Senior Secured Notes, 11.000% due 10/1/15	556,875
	CCH II LLC/CCH II Capital Corp., Senior Notes:
470,000	10.250% due 9/15/10	494,087
317,000	10.250% due 10/1/13	339,190
125,000	CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes, 8.750% due 11/15/13	130,469
155,000	Charter Communications Holdings LLC, Senior Discount Notes, step bond to yield 14.809% due 1/15/12	145,313
	Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp., Senior Discount Notes:
35,000	9.920% due 4/1/11	32,550
130,000	11.750% due 5/15/11	125,450
450,000	Charter Communications Operating LLC, Second Lien Senior Notes, 8.375% due 4/30/14 (a)	471,937
150,000	Chukchansi Economic Development Authority, Senior Notes, 8.000% due 11/15/13 (a)	156,563
365,000	CMP Susquehanna Corp., Senior Subordinated Notes, 9.875% due 5/15/14 (a)	365,000
	CSC Holdings Inc.:
	Senior Debentures:
80,000	7.875% due 2/15/18	80,200
120,000	7.625% due 7/15/18	117,450
190,000	Series B, 8.125% due 8/15/09	197,838

See Notes to Financial Statements.

Legg Mason Partners Variable Global High Yield Bond Portfolio 2006 Annual Report         17

Schedule of Investments (December 31, 2006) (continued)

Face Amount	Security	Value

Media — 10.7% (continued)
	Senior Notes:
$125,000	6.750% due 4/15/12 (a)	$122,500
	Series B:
40,000	8.125% due 7/15/09	41,650
290,000	7.625% due 4/1/11	296,888
220,000	Dex Media Inc., Discount Notes, step bond to yield 8.345% due 11/15/13	197,450
73,000	Dex Media West LLC/Dex Media Finance Co., Senior Subordinated Notes, Series B, 9.875% due 8/15/13	79,935
129,000	DIRECTV Holdings LLC/DIRECTV Financing Co. Inc., Senior Notes,
	8.375% due 3/15/13	134,805
	EchoStar DBS Corp., Senior Notes:
770,000	7.000% due 10/1/13	772,887

575,000	6.625% due 10/1/14	562,062
150,000	7.125% due 2/1/16	150,750
100,000	Interep National Radio Sales Inc., Senior Subordinated Notes, Series B, 10.000% due 7/1/08	86,000
100,000	ION Media Networks Inc., Secured Notes, 11.624% due 1/15/13 (a)(d)	101,750
535,000	Kabel Deutschland GmbH, Senior Notes, 10.625% due 7/1/14	595,856
535,000	Lamar Media Corp., Senior Subordinated Notes, 6.625% due 8/15/15	532,994
455,000	LodgeNet Entertainment Corp., Senior Subordinated Notes, 9.500% due 6/15/13	492,537
305,000	Primedia Inc., Senior Notes, 8.875% due 5/15/11	312,625
400,000	Quebecor Media Inc., Senior Notes, 7.750% due 3/15/16	410,500
	R.H. Donnelley Corp.:
	Senior Discount Notes:
100,000	Series A-1, 6.875% due 1/15/13	96,375
200,000	Series A-2, 6.875% due 1/15/13	192,750
450,000	Senior Notes, Series A-3, 8.875% due 1/15/16	474,750
75,000	R.H. Donnelley Finance Corp. I, Senior Subordinated Notes, 10.875% due 12/15/12 (a)	82,125
125,000	Radio One Inc., Senior Subordinated Notes, Series B, 8.875% due 7/1/11	129,688
	Rainbow National Services LLC:
260,000	Senior Notes, 8.750% due 9/1/12 (a)	274,625
150,000	Senior Subordinated Debentures, 10.375% due 9/1/14 (a)	167,438
	Rogers Cable Inc.:
60,000	Secured Notes, 5.500% due 3/15/14	57,671
275,000	Senior Second Priority Debentures, 8.750% due 5/1/32	335,500
	Senior Secured Second Priority Notes:
55,000	6.250% due 6/15/13	55,688
40,000	6.750% due 3/15/15	41,413
360,000	Sinclair Broadcast Group Inc., Senior Subordinated Notes, 8.000% due 3/15/12	373,500
200,000	Videotron Ltee., Senior Notes, 6.375% due 12/15/15	196,500
	XM Satellite Radio Inc., Senior Notes:
80,000	9.871% due 5/1/13 (d)	78,200
275,000	9.750% due 5/1/14	276,375

	Total Media	12,911,400

See Notes to Financial Statements.

18         Legg Mason Partners Variable Global High Yield Bond Portfolio 2006 Annual Report

Schedule of Investments (December 31, 2006) (continued)

Face Amount	Security	Value

Metals & Mining — 1.2%
$290,000	Metals USA Holdings Corp., Senior Notes, 11.365% due 1/15/12 (a)(d)	$279,850
685,000	Metals USA Inc., Senior Secured Notes, 11.125% due 12/1/15	756,069
305,000	RathGibson Inc., Senior Notes, 11.250% due 2/15/14	324,825
102,000	Vale Overseas Ltd., Notes, 6.250% due 1/23/17	102,973

	Total Metals & Mining	1,463,717

Multiline Retail — 0.7%
	Neiman Marcus Group Inc.:
305,000	Senior Notes, 9.000% due 10/15/15	334,356
395,000	Senior Subordinated Notes, 10.375% due 10/15/15	441,413
50,000	Saks Inc., Notes, 9.875% due 10/1/11	56,000

	Total Multiline Retail	831,769

Office Electronics — 0.4%
300,000	Xerox Capital Trust I Exchange Capital Securities, 8.000% due 2/1/27	307,875
200,000	Xerox Corp., Senior Notes, 6.750% due 2/1/17	210,000

	Total Office Electronics	517,875

Oil, Gas & Consumable Fuels — 9.6%
570,000	Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12	587,100
	Chesapeake Energy Corp., Senior Notes:
275,000	7.500% due 6/15/14	287,031
50,000	7.000% due 8/15/14	51,063
60,000	6.375% due 6/15/15	59,700
70,000	6.625% due 1/15/16	69,913
270,000	6.500% due 8/15/17	265,275
485,000	6.250% due 1/15/18	469,237
215,000	Cimarex Energy Co., Senior Notes, 9.600% due 3/15/12	226,556
120,000	Compagnie Generale de Geophysique SA, Senior Notes, 7.500% due 5/15/15	121,200
	El Paso Corp.:
	Medium-Term Notes:
750,000	7.800% due 8/1/31	823,125
925,000	7.750% due 1/15/32	1,017,500
275,000	Notes, 7.875% due 6/15/12	296,312
250,000	Enterprise Products Operating LP, Junior Subordinated Notes, 8.375% due 8/1/66 (d)	271,253
510,000	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	520,200
225,000	Forest Oil Corp., Senior Notes, 8.000% due 12/15/11	235,125
100,000	Holly Energy Partners, L.P., Senior Notes, 6.250% due 3/1/15	95,500
325,000	Inergy LP/Inergy Finance Corp., Senior Notes, 6.875% due 12/15/14	320,937
405,000	International Coal Group Inc., Senior Notes, 10.250% due 7/15/14	407,025
135,000	Mariner Energy Inc., Senior Notes, 7.500% due 4/15/13	131,625
720,000	Northwest Pipeline Corp., Senior Notes, 7.000% due 6/15/16	756,000
675,000	OMI Corp., Senior Notes, 7.625% due 12/1/13	693,562
285,000	OPTI Canada Inc., Senior Secured Notes, 8.250% due 12/15/14 (a)	294,262
200,000	Parker Drilling Co., Senior Notes, 9.625% due 10/1/13	220,250
265,000	Petrohawk Energy Corp., Senior Notes, 9.125% due 7/15/13	279,575

See Notes to Financial Statements.

Legg Mason Partners Variable Global High Yield Bond Portfolio 2006 Annual Report         19

Schedule of Investments (December 31, 2006) (continued)

Face Amount	Security	Value

Oil, Gas & Consumable Fuels — 9.6% (continued)
	Pogo Producing Co., Senior Subordinated Notes:
$200,000	7.875% due 5/1/13	$204,000
100,000	Series B, 8.250% due 4/15/11	102,625
785,000	SemGroup LP, Senior Notes, 8.750% due 11/15/15 (a)	792,850
20,000	SESI LLC, Senior Notes, 6.875% due 6/1/14	20,000
	Stone Energy Corp., Senior Subordinated Notes:
100,000	8.250% due 12/15/11	98,750
250,000	6.750% due 12/15/14	240,000
150,000	Swift Energy Co., Senior Subordinated Notes, 9.375% due 5/1/12	159,000
	Whiting Petroleum Corp., Senior Subordinated Notes:
75,000	7.250% due 5/1/12	75,563
250,000	7.000% due 2/1/14	250,625
	Williams Cos. Inc.:
	Notes:
5,000	7.875% due 9/1/21	5,388
900,000	8.750% due 3/15/32	1,021,500
75,000	Senior Notes, 7.625% due 7/15/19	80,625

	Total Oil, Gas & Consumable Fuels	11,550,252

Paper & Forest Products — 1.9%
	Appleton Papers Inc.:
100,000	Senior Notes, 8.125% due 6/15/11	102,500
470,000	Senior Subordinated Notes, Series B, 9.750% due 6/15/14	486,450
	Domtar Inc., Notes:
205,000	7.875% due 10/15/11	213,712
60,000	5.375% due 12/1/13	54,600
	NewPage Corp.:
	Senior Secured Notes:
30,000	10.000% due 5/1/12	31,800
790,000	11.621% due 5/1/12 (d)	857,150
75,000	Senior Subordinated Notes, 12.000% due 5/1/13	79,688
150,000	Smurfit Capital Funding PLC, Debentures, 7.500% due 11/20/25	144,000
	Verso Paper Holdings LLC:
80,000	Senior Secured Notes, 9.125% due 8/1/14 (a)	83,800
250,000	Senior Subordinated Notes, 11.375% due 8/1/16 (a)	263,750

	Total Paper & Forest Products	2,317,450

Pharmaceuticals — 0.7%
520,000	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12	540,800
290,000	Valeant Pharmaceuticals International, Senior Notes, 7.000% due 12/15/11	279,850

	Total Pharmaceuticals	820,650

Real Estate Investment Trusts (REITs) — 1.2%
15,000	Forest City Enterprises Inc., Senior Notes, 7.625% due 6/1/15	15,375
	Host Marriott LP, Senior Notes:
300,000	7.125% due 11/1/13	308,250
225,000	Series O, 6.375% due 3/15/15	223,031
190,000	Series Q, 6.750% due 6/1/16	191,188

See Notes to Financial Statements.

20         Legg Mason Partners Variable Global High Yield Bond Portfolio 2006 Annual Report

Schedule of Investments (December 31, 2006) (continued)

Face Amount	Security	Value

Real Estate Investment Trusts (REITs) — 1.2% (continued)
$230,000	Kimball Hill Inc., Senior Subordinated Notes, 10.500% due 12/15/12	$216,200
	Ventas Realty LP/Ventas Capital Corp., Senior Notes:
110,000	7.125% due 6/1/15	116,050
75,000	6.500% due 6/1/16	77,250
295,000	6.750% due 4/1/17	306,062

	Total Real Estate Investment Trusts (REITs)	1,453,406

Real Estate Management & Development — 0.1%
80,000	Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, 9.500% due 10/1/15	73,200

Road & Rail — 0.6%
705,000	Grupo Transportacion Ferroviaria Mexicana SA de CV, Senior Notes, 9.375% due 5/1/12	756,113

Semiconductors & Semiconductor Equipment — 0.5%
560,000	Freescale Semiconductor Inc., Senior Notes, 8.875% due 12/15/14 (a)	560,700

Software — 0.5%
235,000	Activant Solutions Inc., Senior Subordinated Notes, 9.500% due 5/1/16 (a)	219,725
336,147	UGS Capital Corp. II, Senior Notes, 10.348% due 6/1/11 (a)(d)(e)	346,231

	Total Software	565,956

Specialty Retail — 0.8%
	AutoNation Inc., Senior Notes:
65,000	7.374% due 4/15/13 (d)	65,650
80,000	7.000% due 4/15/14	81,000
290,000	Blockbuster Inc., Senior Subordinated Notes, 9.000% due 9/1/12	282,025
300,000	Eye Care Centers of America, Senior Subordinated Notes, 10.750% due 2/15/15	330,750
155,000	Linens ‘n Things Inc., Senior Secured Notes, 10.999% due 1/15/14 (d)	151,125
115,000	Michaels Stores Inc., Subordinated Notes, step bond to yield 13.233% due 11/1/16 (a)	62,963

	Total Specialty Retail	973,513

Textiles, Apparel & Luxury Goods — 0.6%
505,000	Levi Strauss & Co., Senior Notes, 9.750% due 1/15/15	546,662
125,000	Simmons Bedding Co., Senior Subordinated Notes, 7.875% due 1/15/14	127,188

	Total Textiles, Apparel & Luxury Goods	673,850

Tobacco — 0.1%
110,000	Alliance One International Inc., Senior Notes, 11.000% due 5/15/12	117,700

Trading Companies & Distributors — 1.3%
235,000	Ashtead Capital Inc., Notes, 9.000% due 8/15/16 (a)	252,625
880,000	H&E Equipment Services Inc., Senior Notes, 8.375% due 7/15/16	926,200
405,000	Penhall International Corp., Senior Secured Notes, 12.000% due 8/1/14 (a)	439,425

	Total Trading Companies & Distributors	1,618,250

Transportation Infrastructure — 0.0%
40,000	Kansas City Southern de Mexico, Senior Notes, 7.625% due 12/1/13 (a)	40,100

See Notes to Financial Statements.

Legg Mason Partners Variable Global High Yield Bond Portfolio 2006 Annual Report         21

Schedule of Investments (December 31, 2006) (continued)

Face Amount	Security	Value

Wireless Telecommunication Services — 2.1%
$75,000	American Tower Corp., Senior Notes, 7.500% due 5/1/12	$78,000
75,000	iPCS Inc., Senior Notes, 11.500% due 5/1/12	83,625
700,000	Nextel Communications Inc., Senior Notes, Series D, 7.375% due 8/1/15	718,488
30,000	Rogers Wireless Communications Inc., Senior Secured Notes, 7.250% due 12/15/12	31,950
	Rogers Wireless Inc.:
200,000	Secured Notes, 7.500% due 3/15/15	218,000
110,000	Senior Subordinated Notes, 8.000% due 12/15/12	117,975
495,000	Rural Cellular Corp., Senior Notes, 9.875% due 2/1/10	529,031
745,000	True Move Co., Ltd., 10.750% due 12/16/13 (a)	730,100

	Total Wireless Telecommunication Services	2,507,169

	TOTAL CORPORATE BONDS & NOTES (Cost — $107,548,308)	110,783,882

ASSET-BACKED SECURITY — 0.0%
Diversified Financial Services — 0.0%
123,463	Airplanes Pass-Through Trust, Subordinated Notes, Series D, 10.875% due 3/15/19 (b)(c)(f) (Cost — $128,085)	0

CONVERTIBLE BONDS & NOTES — 0.2%
Automobiles — 0.2%
190,000	Ford Motor Co., Senior Notes, 4.250% due 12/15/36	204,012

Wireless Telecommunication Services — 0.0%
50,000	American Tower Corp., Notes, 5.000% due 2/15/10	50,063

	TOTAL CONVERTIBLE BONDS & NOTES (Cost — $220,899)	254,075

SOVEREIGN BONDS — 1.9%
Brazil — 0.5%
	Federative Republic of Brazil:
85,000	7.125% due 1/20/37	91,311
42,000	11.000% due 8/17/40	55,723
	Collective Action Securities:
180,000	8.875% due 10/14/19	220,500
155,000	Notes, 8.000% due 1/15/18	172,554

	Total Brazil	540,088

Mexico — 0.4%
	United Mexican States, Medium-Term Notes:

70,000	5.625% due 1/15/17	70,053
25,000	Bonds, 8.300% due 8/15/31	32,025
345,000	Series A, 8.000% due 9/24/22	422,452

	Total Mexico	524,530

See Notes to Financial Statements.

22         Legg Mason Partners Variable Global High Yield Bond Portfolio 2006 Annual Report

Schedule of Investments (December 31, 2006) (continued)

Face Amount	Security	Value

Panama — 0.1%
	Republic of Panama:
$43,000	9.375% due 4/1/29	$57,513
63,000	6.700% due 1/26/36	65,835

	Total Panama	123,348

Russia — 0.9%
	Russian Federation:
65,000	11.000% due 7/24/18 (a)	94,250
850,000	5.000% due 3/31/30 (a)	961,031

	Total Russia	1,055,281

	TOTAL SOVEREIGN BONDS (Cost — $2,024,528)	2,243,247

Shares
COMMON STOCKS — 0.0%
CONSUMER DISCRETIONARY — 0.0%
Household Durables — 0.0%
404,770	Home Interiors & Gifts Inc. (c)(f)*	4,048

CONSUMER STAPLES — 0.0%
Food Products — 0.0%
86	Imperial Sugar Co.	2,082

INDUSTRIALS — 0.0%
Commercial Services & Supplies — 0.0%
4,310	Continental AFA Dispensing Co. (c)(f)*	23,705

MATERIALS — 0.0%
Chemicals — 0.0%
2,597	Applied Extrusion Technologies Inc., Class B Shares (c)(g)*	15,582

	TOTAL COMMON STOCKS (Cost — $258,219)	45,417

ESCROWED SHARES (c)(f) — 0.0%
100,000	Breed Technologies Inc. *	0
75,000	Pillowtex Corp. *	0
52,961	Vlasic Foods International Inc. *	1,059

	TOTAL ESCROWED SHARES (Cost — $0)	1,059

PREFERRED STOCKS — 0.3%
CONSUMER DISCRETIONARY — 0.3%
Media — 0.3%
44	ION Media Networks Inc. (e)	327,800

See Notes to Financial Statements.

Legg Mason Partners Variable Global High Yield Bond Portfolio 2006 Annual Report         23

Schedule of Investments (December 31, 2006) (continued)

Shares	Security	Value
FINANCIALS — 0.0%
Diversified Financial Services (c)(f)* — 0.0%
	TCR Holdings Corp.:
219	Class B Shares, 0.000%	$0
121	Class C Shares, 0.000%	0
318	Class D Shares, 0.000%	0
658	Class E Shares, 0.000%	1

	TOTAL FINANCIALS	1

	TOTAL PREFERRED STOCKS (Cost — $324,678)	327,801

CONVERTIBLE PREFERRED STOCKS — 0.1%
ENERGY — 0.1%
Oil, Gas & Consumable Fuels — 0.1%
575	Chesapeake Energy Corp., Convertible, 6.250% due 6/15/09 (Cost — $144,501)	143,031

Warrants
WARRANTS (c) — 0.0%
114,832	ContiFinancial Corp., Liquidating Trust, Units of Interest (Represents interest in a trust in the liquidation of ContiFinancial Corp. and its affiliates), Expires 3/25/05*	1
504	Pillowtex Corp., Expires 11/24/09 (f)*	0

	TOTAL WARRANTS (Cost — $383)	1

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $110,649,601)	113,798,513

Face Amount
SHORT-TERM INVESTMENTS — 3.7%
Repurchase Agreement — 3.7%
$4,451,000	Nomura Securities International Inc. repurchase agreement dated 12/29/06, 5.270% due 1/2/07; Proceeds at maturity - $4,453,606; (Fully collateralized by a U.S government agency obligation, 5.000% due 3/15/16; Market value — $4,540,129) (Cost — $4,451,000)	4,451,000

Shares
Securities Purchased from Securities Lending Collateral — 0.0%
18,828	State Street Navigator Securities Lending Trust Prime Portfolio (Cost — $18,828)	18,828

	TOTAL SHORT-TERM INVESTMENTS (Cost — $4,469,828)	4,469,828

	TOTAL INVESTMENTS — 97.9% (Cost — $115,119,429#)	118,268,341
	Other Assets in Excess of Liabilities — 2.1%	2,568,174

	TOTAL NET ASSETS — 100.0%	$120,836,515

See Notes to Financial Statements.

24         Legg Mason Partners Variable Global High Yield Bond Portfolio 2006 Annual Report

Schedule of Investments (December 31, 2006) (continued)

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Security is currently in default.

(c)	Illiquid security.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2006.

(e)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(f)	Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).

(g)	All or a portion of security is on loan.

#	Aggregate cost for federal income tax purposes is $115,213,628.

See Notes to Financial Statements.

Legg Mason Partners Variable Global High Yield Bond Portfolio 2006 Annual Report         25

Statement of Assets and Liabilities (December 31, 2006)

ASSETS:
Investments, at value (Cost — $115,119,429)	$118,268,341
Foreign currency, at value (Cost — $230,334)	237,576
Cash	249
Dividends and interest receivable	2,363,534
Receivable for Fund shares sold	208,896
Receivable from manager	1,165
Prepaid expenses	1,994

Total Assets	121,081,755

LIABILITIES:
Investment management fee payable	79,090
Payable for Fund shares repurchased	64,874
Payable for loaned securities collateral (Notes 1 and 3)	18,828
Distribution fees payable	6,582
Directors’ fees payable	2,705
Accrued expenses	73,161

Total Liabilities	245,240

Total Net Assets	$120,836,515

NET ASSETS:
Par value (Note 7)	$12,284
Paid-in capital in excess of par value	117,714,639
Undistributed net investment income	3,726
Accumulated net realized loss on investments and foreign currency transactions	(50,288)
Net unrealized appreciation on investments and foreign currencies	3,156,154

Total Net Assets	$120,836,515

Shares Outstanding:
Class I	9,093,287

Class II	3,190,851

Net Asset Value:
Class I	$9.83

Class II	$9.85

See Notes to Financial Statements.

26         Legg Mason Partners Variable Global High Yield Bond Portfolio 2006 Annual Report

Statement of Operations (For the year ended December 31, 2006)

INVESTMENT INCOME:
Interest	$7,801,303
Dividends	4,017
Income from securities lending	1,358

Total Investment Income	7,806,678

EXPENSES:
Investment management fee (Note 2)	771,167
Shareholder reports (Note 5)	100,525
Distribution fees (Notes 2 and 5)	65,465
Audit and tax	35,690
Legal fees	33,088
Restructuring and reorganization fees (Note 11)	19,074
Directors’ fees (Note 11)	13,830
Custody fees	5,580
Commitment fees	5,154
Insurance	1,111
Registration fees	407
Transfer agent fees (Note 5)	352
Miscellaneous expenses	5,121

Total Expenses	1,056,564
Less: Fee waivers and/or expense reimbursements (Notes 2 and 11)	(24,548)

Net Expenses	1,032,016

Net Investment Income	6,774,662

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain From:
Investment transactions	719,831
Foreign currency transactions	(698)

Net Realized Gain	719,133

Change in Net Unrealized Appreciation/Depreciation From:
Investments	2,596,208
Foreign currencies	7,287

Change in Net Unrealized Appreciation/Depreciation	2,603,495

Net Gain on Investments and Foreign Currency Transactions	3,322,628

Increase in Net Assets From Operations	$10,097,290

See Notes to Financial Statements.

Legg Mason Partners Variable Global High Yield Bond Portfolio 2006 Annual Report         27

Statements of Changes in Net Assets (For the years ended December 31,)

	2006	2005
OPERATIONS:
Net investment income	$6,774,662	$4,196,342
Net realized gain	719,133	1,189,244
Change in net unrealized appreciation/depreciation	2,603,495	(2,912,700)

Increase in Net Assets From Operations	10,097,290	2,472,886

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 6):
Net investment income	(6,795,008)	(4,178,883)
Net realized gains	(687,212)	(1,205,202)

Decrease in Net Assets From Distributions to Shareholders	(7,482,220)	(5,384,085)

FUND SHARE TRANSACTIONS (NOTE 7):
Net proceeds from sale of shares	58,165,075	23,570,394
Reinvestment of distributions	7,482,220	5,384,085
Cost of shares repurchased	(19,395,500)	(9,107,090)

Increase in Net Assets From Fund Share Transactions	46,251,795	19,847,389

Increase in Net Assets	48,866,865	16,936,190
NET ASSETS:
Beginning of year	71,969,650	55,033,460

End of year*	$120,836,515	$71,969,650

* Includes undistributed net investment income of:	$3,726	—

See Notes to Financial Statements.

28         Legg Mason Partners Variable Global High Yield Bond Portfolio 2006 Annual Report

Financial Highlights

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class I Shares	2006(1)	2005(1)	2004(1)	2003	2002
Net Asset Value, Beginning of Year	$9.48	$9.88	$9.47	$8.11	$8.13

Income (Loss) From Operations:
Net investment income	0.70	0.67	0.71	0.72	0.73
Net realized and unrealized gain (loss)	0.31	(0.29)	0.34	1.24	(0.14)

Total Income From Operations	1.01	0.38	1.05	1.96	0.59

Less Distributions From:
Net investment income	(0.60)	(0.61)	(0.64)	(0.60)	(0.61)
Net realized gains	(0.06)	(0.17)	—	—	—

Total Distributions	(0.66)	(0.78)	(0.64)	(0.60)	(0.61)

Net Asset Value, End of Year	$9.83	$9.48	$9.88	$9.47	$8.11

Total Return(2)	10.64%	3.81%	11.09%	24.20%	7.31%

Net Assets, End of Year (000s)	$89,403	$51,913	$47,916	$39,799	$20,469

Ratios to Average Net Assets:
Gross expenses	1.00%†	1.10%	1.14%	1.27%	1.52%
Net expenses(3)(4)	1.00 †	1.00	1.00	1.00	1.00
Net investment income	7.11	6.72	7.28	7.86	8.97

Portfolio Turnover Rate	67%	53%	51%	50%	99%

(1)	Per share amounts have been calculated using the average shares method.

(2)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown.

(3)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets, other than interest, brokerage, taxes and extraordinary expenses, of Class I shares, will not exceed 1.00%.

(4)	Reflects fee waivers and/or expense reimbursements.

†	Included in the expense ratios are certain non-recurring restructuring (and reorganization if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.98% and 0.98%, respectively (Note 11).

See Notes to Financial Statements.

Legg Mason Partners Variable Global High Yield Bond Portfolio 2006 Annual Report         29

Financial Highlights

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class II Shares(1)	2006	2005	2004(2)
Net Asset Value, Beginning of Year	$9.50	$9.90	$9.53

Income (Loss) From Operations:
Net investment income	0.67	0.65	0.54
Net realized and unrealized gain (loss)	0.31	(0.30)	0.44

Total Income From Operations	0.98	0.35	0.98

Less Distributions From:
Net investment income	(0.57)	(0.58)	(0.61)
Net realized gains	(0.06)	(0.17)	—

Total Distributions	(0.63)	(0.75)	(0.61)

Net Asset Value, End of Year	$9.85	$9.50	$9.90

Total Return(3)	10.34%	3.55%	10.29%

Net Assets, End of Year (000s)	$31,433	$20,057	$7,117

Ratios to Average Net Assets:
Gross expenses	1.35%†	1.41%	1.67	%(4)
Net expenses(5)(6)	1.27 †	1.25	1.25	(4)
Net investment income	6.82	6.48	6.91	(4)

Portfolio Turnover Rate	67%	53%	51%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the period February 26, 2004 (inception date) to December 31, 2004.
(3)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Total returns for periods of less than one year are not annualized.

(4)	Annualized.

(5)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets, other than interest, brokerage, taxes and extraordinary expenses, of Class I shares, will not exceed 1.25%.

(6)	Reflects fee waivers and/or expense reimbursements.

†	Included in the expense ratios are certain non-recurring restructuring (and reorganization if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.33% and 1.25%, respectively. (Note 11}.

See Notes to Financial Statements.

30         Legg Mason Partners Variable Global High Yield Bond Portfolio 2006 Annual Report

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

Legg Mason Partners Variable Global High Yield Bond Portfolio (formerly known as Legg Mason Partners Variable High Yield Bond Portfolio, and prior to that, known as Salomon Brothers Variable High Yield Bond Fund ) (the “Fund”) is a separate diversified investment fund of Legg Mason Partners Variable Portfolios I, Inc. (formerly known as Salomon Brothers Variable Series Funds Inc) (the “Company”). The Company, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Shares of the Fund may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating life insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Lending of Portfolio Securities. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. In exchange for lending securities under the terms of the agreement with its custodian, the Fund receives a lender’s fee. Fees earned by the Fund on securities lending are recorded as securities lending income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which varies depending on the type of

Legg Mason Partners Variable Global High Yield Bond Portfolio 2006 Annual Report         31

Notes to Financial Statements (continued)

securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund maintains the risk of any loss on the securities on loan as well as the potential loss on investments purchased with cash collateral received from securities lending.

(d) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Credit and Market Risk. The Fund invests in high yield instruments that are subject to certain credit and market risks. The yields of high yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(f) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(g) Distributions to Shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to

32         Legg Mason Partners Variable Global High Yield Bond Portfolio 2006 Annual Report

Notes to Financial Statements (continued)

shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(i) Expenses. Direct expenses are charged to the Fund; general expenses of the Company are allocated to the funds within the Company based on each fund’s relative net assets.

(j) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(k) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$19,074	—	$(19,074)
(b)	4,998	$(4,998)	—

(a)	Reclassifications are primarily due to book/tax differences in the treatment of various items.
(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes.

2.	Investment Management Agreement and Other Transactions with Affiliates

Prior to August 1, 2006, Salomon Brothers Asset Management Inc. (“SBAM”), a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”), acted as the investment manager of the Fund. Under the investment management agreement, the Fund paid an investment management fee calculated daily and paid monthly at the annual rate of the Fund’s average daily net assets in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.800%
Next $1 billion	0.775
Next $3 billion	0.750
Over $5 billion	0.700

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and Western Asset Management Company (“Western Asset”) became the Fund’s subadviser. The portfolio managers who are responsible for the day-to-day management of the Fund remained the same immediately prior to and immediately after the date of these changes. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason.

Legg Mason Partners Variable Global High Yield Bond Portfolio 2006 Annual Report         33

Notes to Financial Statements (continued)

LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadviser the day-to-day portfolio management of the Fund. The Fund’s investment management fee remains unchanged. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

During the year ended December 31, 2006, the Fund’s Class I and II shares had expense limitations in place of 1.00% and 1.25%, respectively.

During the year ended December 31, 2006, SBAM and LMPFA waived a portion of their investment management fee in the amount of $21,791. In addition, during the year ended December 31, 2006, the Fund was reimbursed for expenses amounting to $2,757.

Citigroup Global Markets Inc. (“CGM”) and Legg Mason Investor Services, LLC (“LMIS”) serve as co-distributors of the Fund. LMIS is a wholly-owned broker-dealer subsidiary of Legg Mason.

Certain officers and one Director of the Company are employees of Legg Mason or its affiliates and do not receive compensation from the Company.

3.	Investments

During the year ended December 31, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$104,803,003

Sales	60,090,063

At December 31, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$4,012,738
Gross unrealized depreciation	(958,025)

Net unrealized appreciation	$3,054,713

At December 31, 2006, the Fund loaned securities having a market value of $15,582. The Fund received cash collateral amounting to $18,828 which was invested in the State Street Navigator Securities Lending Trust Prime Portfolio, a Rule 2a-7 money market fund, registered under the 1940 Act.

4.	Line of Credit

The Fund, along with other affiliated funds, entered into an agreement with a syndicate of banks which allows the funds collectively to borrow up to $250 million. Interest on borrowing, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. The line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the year ended December 31, 2006, the commitment fee allocated to the Fund was $5,154. Since the line of credit was established, there have been no borrowings. Effective November 17, 2006, the line of credit was terminated.

34         Legg Mason Partners Variable Global High Yield Bond Portfolio 2006 Annual Report

Notes to Financial Statements (continued)

5.	Class Specific Expenses

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a distribution fee with respect to its Class II shares calculated at the annual rate of 0.25% of the average daily net assets of the class. For the year ended December 31, 2006, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses
Class I	—	$321	$53,274
Class II	$65,465	31	47,251

Total	$65,465	$352	$100,525

6.	Distributions to Shareholders by Class

	Year Ended December 31, 2006	Year Ended December 31, 2005
Net Investment Income:
Class I	$5,088,713	$3,060,081
Class II	1,706,295	1,118,802

Total	$6,795,008	$4,178,883

Net Realized Gains:
Class I	$508,802	$872,431
Class II	178,410	332,771

Total	$687,212	$1,205,202

7.	Capital Shares

At December 31, 2006, the Company had 10 billion shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Legg Mason Partners Variable Global High Yield Bond Portfolio 2006 Annual Report         35

Notes to Financial Statements (continued)

Transactions in shares of each class were as follows:

	Year Ended December 31, 2006		Year Ended December 31, 2005
	Shares	Amount	Shares	Amount
Class I
Shares sold	4,956,716	$48,923,319	1,085,398	$10,813,016
Shares issued on reinvestment	570,012	5,597,515	414,822	3,932,513
Shares repurchased	(1,907,915)	(18,852,413)	(873,186)	(8,752,619)

Net Increase	3,618,813	$35,668,421	627,034	$5,992,910

Class II
Shares sold	942,931	$9,241,756	1,274,704	$12,757,378
Shares issued on reinvestment	191,535	1,884,705	152,797	1,451,572
Shares repurchased	(54,387)	(543,087)	(35,415)	(354,471)

Net Increase	1,080,079	$10,583,374	1,392,086	$13,854,479

8.	Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, were as follows:

	2006	2005
Distributions Paid From:
Ordinary Income	$6,795,008	$4,485,349
Net Long-term Capital Gains	687,212	898,736

Total Taxable Distributions	$7,482,220	$5,384,085

As of December 31, 2006, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$31,439
Undistributed long-term capital gains — net	100,142

Total undistributed earnings	$131,581

Other book/tax temporary differences(a)	(83,944)
Unrealized appreciation/(depreciation)(b)	3,061,955

Total accumulated earnings/(losses) — net	$3,109,592

(a)	Other book/tax temporary differences are attributable primarily to the deferral of post-October capital losses for tax purposes and differences in the book/tax treatment of various items.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.
9.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

36         Legg Mason Partners Variable Global High Yield Bond Portfolio 2006 Annual Report

Notes to Financial Statements (continued)

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.

The order also required that transfer agency fees received from the Affected Funds since December 1, 2004 less certain expenses be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Legg Mason Partners Variable Global High Yield Bond Portfolio 2006 Annual Report         37

Notes to Financial Statements (continued)

Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

This Fund is not one of the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore has not received and will not receive any portion of the distributions.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

10.	Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, the Fund’s manager believes that this matter is not likely to have a material adverse effect on the Fund.

11.	Special Shareholder Meeting and Reorganization

Shareholders approved at the December 2006 Shareholder Meeting a number of initiatives designed to streamline and restructure the fund complex. These matters generally are expected to be implemented in 2007. As noted in the proxy materials, Legg Mason will pay for a portion of the costs related to these initiatives. The portion of the costs that are borne by the fund will be recognized in the period during which the expense is incurred. Such expenses relate to obtaining shareholder votes for proposals presented in the proxy, the election of board members, retirement of board members, as well as printing, mailing, and soliciting proxies. The portions of these costs borne by the Fund and reflected in the Statement of Operations are deemed extraordinary for expense cap purposes and are not subject to the Fund’s expense limitation agreement. See also “Additional Shareholder Information” at the end of this report.

12.	Recent Accounting Pronouncement

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a

38         Legg Mason Partners Variable Global High Yield Bond Portfolio 2006 Annual Report

Notes to Financial Statements (continued)

tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for the Fund will be January 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that FIN 48 will not have a material impact on the Fund’s financial statements.

*  *  *

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years, beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

Legg Mason Partners Variable Global High Yield Bond Portfolio 2006 Annual Report         39

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Legg Mason Partners Variable Portfolios I, Inc:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners Variable Global High Yield Bond Portfolio (formerly known as Legg Mason Partners Variable High Yield Bond Portfolio, and prior to that, known as Salomon Brothers Variable High Yield Bond Fund ), a series of Legg Mason Partners Variable Portfolios I, Inc. (formerly Salomon Brothers Variable Series Funds Inc), as of December 31, 2006, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended December 31, 2004 were audited by other independent registered public accountants whose report thereon, dated February 18, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Variable Global High Yield Bond Portfolio as of December 31, 2006, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 21, 2007

40         Legg Mason Partners Variable Global High Yield Bond Portfolio 2006 Annual Report

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of the Legg Mason Partners Variable Global High Yield Bond Portfolio (formerly known as Legg Mason Partners Variable High Yield Bond Portfolio, and prior to that, known as Salomon Brothers Variable High Yield Bond Fund) (the “Fund”) are managed under the direction of the Board of Directors of the Legg Mason Partners Variable Portfolios I, Inc. (formerly known as Salomon Brothers Variable Series Funds Inc) (The “Company”). Information pertaining to the Directors and Officers of the Company is set forth below. The Statement of Additional Information includes additional information about the Directors of the Company and is available by calling Legg Mason Partners Shareholder Services at 1-800-451-2010.

Name, Address and Birth Year	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Non-Interested Directors:
Carol L. Colman c/o R. Jay Gerken Legg Mason & Co., LLC (“Legg Mason”) 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1946	Director	Since 1998	President, Colman Consulting Co.	35	None

Daniel P. Cronin c/o R. Jay Gerken Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1946	Director	Since 1998	Associate General Counsel, Pfizer Inc.	32	None

Leslie H. Gelb c/o R. Jay Gerken Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1937	Director	Since 2002	President Emeritus and Senior Board Fellow; The Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor, Op-Ed Page, The New York Times	32	Director of two registered investment companies advised by Blackstone Asia Advisers LLC (“Blackstone Advisors”)

William R. Hutchinson c/o R. Jay Gerken Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1942	Director	Since 2003	President, WR Hutchinson & Associates, Inc. (consultant); formerly Group Vice President, Mergers & Acquisitions, BP Amoco p.l.c.	42	Director, Associated Banc-Corp.

Legg Mason Partners Variable Global High Yield Bond Portfolio         41

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Non-Interested Directors:
Dr. Riordan Roett c/o R. Jay Gerken Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1938	Director	Since 2002	Professor and Director, Latin American Studies Program, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University	32	None

Jeswald W. Salacuse c/o R. Jay Gerken Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1938	Director	Since 2002	Henry J. Braker Professor of Commercial Law; formerly Dean, The Fletcher School of Law & Diplomacy, Tufts University	32	Director of two registered investment companies advised by Blackstone Advisors

Interested Director:
R. Jay Gerken, CFA** Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Legg Mason; President and Chief Executive Officer of Legg Mason Partners Fund Advisors LLC (“LMPFA”) (since 2006); President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Legg Mason; Formerly, Chairman of SBFM and CFM (from 2002 to 2006); Formerly, Chairman, President and Chief Executive Officer of Travelers Investment Advisers, Inc. (from 2002 to 2005)	162	None

42         Legg Mason Partners Variable Global High Yield Bond Portfolio

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Officers:
Frances M. Guggino Legg Mason 125 Broad Street, 10th Floor New York, NY 10004 Birth Year: 1957	Chief Financial Officer and Treasurer	Since 2004	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly Controller of certain mutual funds associated with Legg Mason (from 1999 to 2004)	N/A	N/A

Ted P. Becker Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason, LMPFA and certain affiliates (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Managing Director of Compliance at Legg Mason or its predecessor (from 2002 to 2005); Prior to 2002, Managing Director — Internal Audit & Risk Review at Citigroup, Inc.

				N/A	N/A

John Chiota Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1968	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason or its predecessor (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse	N/A	N/A

Legg Mason Partners Variable Global High Yield Bond Portfolio         43

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Officers:
Robert I. Frenkel Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003

Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (from 2001 to 2004)

				N/A	N/A

*	Directors are elected until the Company’s next annual meeting and until their successors are elected and qualified. Officers are elected or appointed by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve.

**	Mr. Gerken is an “interested person” of the Company as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of LMPFA or certain of its affiliates.

44         Legg Mason Partners Variable Global High Yield Bond Portfolio

Additional Shareholder Information (unaudited)

Results of a Special Meeting of Shareholders

On December 11, 2006, a Special Meeting of Shareholders was held to vote on various proposals recently approved by the Fund’s Board Members. The following tables provide the number of votes cast for, against or withheld, as well as the number of abstentions as to the following proposals: (1) elect Board Members, (2) Regroup and Reorganize Fund and (3) Revise Fundamental Investment Policies.

Proposal 1: Elect Board Members†

Nominees	Votes For	Authority Withheld	Abstentions
Paul R Ades	64,709,967.850	1,305,841.081	0.000
Andrew L. Breech	64,737,763.514	1,278,045.417	0.000
Dwight B. Crane	64,720,339.063	1,295,469.868	0.000
Robert M. Frayn, Jr.	64,679,716.228	1,336,092.703	0.000
Frank G. Hubbard	64,725,950.417	1,289,858.514	0.000
Howard J. Johnson	64,658,954.128	1,356,854.803	0.000
David E. Maryatt	64,756,817.922	1,258,991.009	0.000
Jerome H. Miller	64,635,304.483	1,380,504.448	0.000
Ken Miller	64,745,957.175	1,269,851.756	0.000
John J. Murphy	64,676,372.337	1,339,436.594	0.000
Thomas F. Schlafly	64,739,023.148	1,276,785.783	0.000
Jerry A. Viscione	64,708,330.698	1,307,478.233	0.000
R. Jay Gerken, CFA	64,589,947.400	1,425,861.531	0.000

†	Board Members are elected by the shareholders of all of the series of the Company of which the Fund is a series.

Proposal 2: Regroup and Reorganize Fund

Item Voted On	Votes For	Votes Against	Abstentions
Agreement and Plan of Reorganization	8,823,815.892	213,559.860	187,403.152

Proposal 3: Revise Fundamental Investment Policies

Items Voted On	Votes For	Votes Against	Abstentions
Borrowing Money	8,748,458.902	253,974.530	222,345.472
Underwriting	8,782,864.204	214,469.433	227,445.267
Lending	8,733,681.778	221,875.535	269,221.591
Issuing Senior Securities	8,757,247.876	246,442.341	221,088.687
Real Estate	8,779,613.316	229,712.391	215,453.197
Commodities	8,799,897.587	202,316.012	222,565.305
Concentration	8,775,049.806	228,532.879	221,196.219
Diversification	8,752,669.319	248,033.313	224,076.272
Investment in Other Investment Companies	8,728,235.230	227,081.715	269,461.959

Legg Mason Partners Variable Global High Yield Bond Portfolio         45

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid by the Fund during the taxable year ended December 31, 2006:

Record Date:	12/26/2006
Payable Date:	12/27/2006

Long-Term Capital Gain Distributions Paid Per Share	$0.059830

Please retain this information for your records.

46         Legg Mason Partners Variable Global High Yield Bond Portfolio

Legg Mason Partners

Variable Global High Yield Bond Portfolio

DIRECTORS Carol L. Colman Daniel P. Cronin Leslie H. Gelb R. Jay Gerken, CFA Chairman William R. Hutchinson Riordan Roett Jeswald W. Salacuse

INVESTMENT MANAGER

Legg Mason Partners
Fund Advisor, LLC

SUBADVISER

Western Asset Management Company

DISTRIBUTORS

Citigroup Global Markets Inc.

Legg Mason Investor Services, LLC

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough, Massachusetts 01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

This report is submitted for the general information of the shareholders of Legg Mason Partners Variable Global High Yield Bond Portfolio and is not for use with the general public.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

©2007 Legg Mason

Investor Services, LLC

Member NASD, SIPC

FD04117	SR07-261

Legg Mason Partners Variable Global High Yield Bond Portfolio

The Fund is a separate investment fund of the Legg Mason Partners Variable Portfolios I, Inc., a Maryland corporation.

LEGG MASON PARTNERS VARIABLE PORTFOLIOS I, INC.

Legg Mason Partners Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

The Fund files its complete schedule of portfolio holdings with Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholders Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Dwight B. Crane, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Crane as the Audit Committee’s financial expert. Mr. Crane is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees. Effective June 17, 2005, PricewaterhouseCoopers LLP (“PwC”) resigned as the Registrant’s principal accountant (the “Auditor”). The Registrant’s audit committee approved the engagement of KPMG LLP (“KPMG”) as the Registrant’s new principal accountant. The aggregate fees billed in the last two fiscal years ending December 31, 2005 and December 31, 2006 (the “Reporting Periods”) for professional services rendered for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $155,500 in 2005 performed by PwC and $153,000 in 2006 performed by KPMG.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by PwC or KPMG that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $26,285 in 2005 and $0 in 2006.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Variable Portfolio I, Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by PwC and KPMG for tax compliance, tax advice and tax planning (“Tax Services”) were $26,183 in 2005 performed by PwC and $44,435 in 2006 performed by PwC and KPMG. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by PwC or KPMG to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) There were no non-audit services rendered by KPMG to SBAM, or any entity controlling, controlled by or under common control with SBAM that provided ongoing services to the Registrant.

All Other Fees. There were no other non-audit services rendered by PwC or KPMG to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Legg Mason Partners Variable Portfolio I, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Variable Portfolio I, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2005 and 2006; Tax Fees were 100% and 100% for 2005 and 2006; and Other Fees were 100% and 100% for 2005 and 2006.

(f) N/A

(g) All Other Fees. The aggregate fees billed for all other non-audit services rendered by PwC to Salomon Brothers Asset Management (“SBAM”), and any entity controlling, controlled by or under common control with SBAM that provided ongoing services to Legg Mason Partners Variable Portfolio I, Inc., requiring pre-approval by the Audit Committee for the year ended December 31, 2005 which include the issuance of reports on internal control under SAS No. 70 related to various Citigroup Asset Management (“CAM”) entities a profitability review of the Adviser and phase 1 of an analysis of Citigroup’s current and future real estate occupancy requirements in the tri-state area and security risk issues in the New York metro region was $1.3 million all of which was pre-approved by the Audit Committee.

Non-audit fees billed by PwC for services rendered to Legg Mason Partners Variable Portfolio I, Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Legg Mason Partners Variable Portfolio I, Inc. during the reporting period was $2.7 million for the year ended December 31, 2005.

Non-audit fees billed by KPMG for services rendered to Legg Mason Partners Variable Portfolio I, Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Legg Mason Partners Variable Portfolio I, Inc. during the reporting period was $75,000 and $0 for the years ended December 31, 2005 and December 31, 2006, respectively. Such fees relate to services provided in connection with the transfer agent matter as fully described in the notes to the financial statements.

(h) Yes. The Legg Mason Partners Variable Portfolio I, Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Variable Portfolio I, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Variable Portfolios I, Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Variable Portfolios I, Inc.

Date: March 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Variable Portfolios I, Inc.

Date: March 9, 2007

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer of
Legg Mason Partners Variable Portfolios I, Inc.

Date: March 9, 2007